BUSINESS ACQUISITIONS	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
BUSINESS ACQUISITIONS

Acquisition of Assets of Beyond Human® in 2016

On February 8, 2016, we entered into an Asset Purchase Agreement (“APA”), pursuant to which we agreed to purchase substantially all of the assets of Beyond Human® (the “Acquisition”) for a total cash payment of up to $662,500 (the “Purchase Price”). The Purchase Price was payable in the following manner:  (1) $300,000 in cash at the closing of the Acquisition (the “Initial Payment”), (2) $100,000 in cash four months from the closing upon the occurrence of certain milestones as described in the APA, (3) $100,000 in cash eight months from the closing upon the occurrence of certain milestones as described in the APA, and (4) $130,000 in cash in twelve months from the closing upon the occurrence of certain milestones as described in the APA.  An additional $32,500 in cash is due if certain milestones occur twelve months from closing.  The transaction closed on March 1, 2016.

The fair value of the contingent consideration is based on cash flow projections and other assumptions for the milestone payments and future changes in the estimate of such contingent consideration will be recognized as a charge to fair value adjustment for contingent consideration.

The total purchase price is summarized as follows:

Cash consideration	$300,000
Fair value of future earn out payments	330,000
Total	$630,000

We accounted for such asset acquisition as a business combination under ASC 805, Business Combinations. We did not acquire any identifiable tangible assets and did not assume any liabilities as a result of the asset acquisition. The excess of the acquisition date fair value of consideration transferred of $630,000 over the estimated fair value of the intangible assets acquired was recorded as goodwill. The establishment of the fair value of the contingent consideration, and the allocation to identifiable intangible assets requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired are based on estimates and assumptions from data currently available.

In determining the fair value of the intangible assets, we considered, among other factors, the best use of acquired assets such as the Beyond Human® website, analyses of historical financial performance of the Beyond Human® products and estimates of future performance of the Beyond Human® products and website acquired. The fair values of the identified intangible assets related to Beyond Human®’s website, trade name, non-competition covenant and customer list. The fair value of the website, customer list and the non-competition covenant were calculated using an income approach. The fair value of the trade name was calculated using a cost approach. The following table sets forth the components of identified intangible assets associated with the Acquisition and their estimated useful lives:

	Fair Value	Useful Life
Website	$171,788	5 years
Trade name	50,274	10 years
Non-competition covenant	3,230	3 years
Customer list	1,500	1 year
Total	$226,792

We determined the useful lives of intangible assets based on the expected future cash flows and contractual lives associated with the respective asset. Website represents the fair value of the expected benefit from revenue to be generated from the Beyond Human® website and domain name for both Beyond Human® products as well as our existing products. Trade name represents the fair value of the brand and name recognition associated with the marketing of Beyond Human®’s products. Customer list represents the expected benefit from customer contracts that, at the date of acquisition, were reasonably anticipated to continue given the history and operating practices of Beyond Human®. The non-competition covenant represents the contractual period and expected degree of adverse economic impact that would exist in its absence.

Of the total estimated purchase price, $403,208 was allocated to goodwill and is attributable to expected synergies the acquired assets will bring to our existing business, including access for us to market and sell our existing products through Beyond Human®’s sales and marketing platform. Goodwill represents the excess of the purchase price of the acquired business over the estimated fair value of the underlying intangible assets acquired. Goodwill resulting from the Acquisition will be tested for impairment at least annually and more frequently if certain indicators of impairment are present. In the event we determine that the value of goodwill has become impaired, we will incur an accounting charge for the amount of the impairment during the fiscal quarter in which the determination is made. All of the goodwill is expected to be deductible for income tax purposes. As a result of completing our final valuation, the total purchase price increased by $15,521 and goodwill increased by $403,208 compared to the initial allocation of the purchase price during the first quarter of 2016.

On September 6, 2016, the Company and the sellers entered into an agreement in which we agreed to pay the sellers $150,000 to settle the contingent consideration payments totaling up to $362,500 under the APA. The settlement agreement was not contemplated at the time of the acquisition and the fair value of the contingent consideration on the date of settlement was $330,000. As a result, we recorded a non-cash gain on contingent consideration of $180,000, which is included in change in fair value of contingent consideration in the accompanying consolidated statement of operations for the year ended December 31, 2016.

Supplemental Pro Forma Information for Acquisition of Assets of Beyond Human® (unaudited)

The following unaudited supplemental pro forma information for the years ended December 31, 2016 and 2015, assumes the asset acquisition of Beyond Human® had occurred as of January 1, 2016 and 2015, giving effect to purchase accounting adjustments such as amortization of intangible assets. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had the assets of Beyond Human® been operated as part of the Company since January 1, 2016 and 2015.

	Year Ended December 31, 2016		Year Ended December 31, 2015
	As Reported	Pro Forma (unaudited)	As Reported	Pro Forma (unaudited)
Net revenues	$4,818,603	$4,868,241	$735,717	$2,947,694
Net loss	$(13,701,154)	$(13,700,702)	$(4,202,628)	$(3,901,770)
Net loss per share of common stock – basic and diluted	$(0.15)	$(0.15)	$(0.08)	$(0.07)
Weighted average number of shares outstanding – basic and diluted	94,106,382	94,106,382	52,517,530	52,517,530

We incurred approximately $70,000 in expense related to the Acquisition.

Acquisition of Novalere

On February 5, 2015 (the “Closing Date”), Innovus, Innovus Pharma Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Innovus (“Merger Subsidiary I”), Innovus Pharma Acquisition Corporation II, a Delaware corporation and a wholly-owned subsidiary of Innovus (“Merger Subsidiary II”), Novalere FP, Inc., a Delaware corporation (“Novalere FP”) and Novalere Holdings, LLC, a Delaware limited liability company (“Novalere Holdings”), as representative of the shareholders of Novalere (the “Novalere Stockholders”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Subsidiary I merged into Novalere and then Novalere merged with and into Merger Subsidiary II (the “Merger”), with Merger Subsidiary II surviving as a wholly-owned subsidiary of Innovus. Pursuant to the articles of merger effectuating the Merger, Merger Subsidiary II changed its name to Novalere, Inc.

With the Merger, we acquired the worldwide rights to market and sell the Fluticare™ brand (Fluticasone propionate nasal spray) and the related manufacturing agreement from Novalere FP. We currently anticipate that the Abbreviated New Drug Application (“ANDA”) filed in November 2014 by the manufacturer with the U.S. Food and Drug Administration (“FDA”) may be approved in 2017, which, when and if approved, may allow us to market and sell Fluticare™ over the counter in the second half of 2017. An ANDA is an application for a U.S. generic drug approval for an existing licensed medication or approved drug.

 Under the terms of the Merger Agreement, at the Closing Date, the Novalere Stockholders received 50% of the Consideration Shares (the “Closing Consideration Shares”) and the remaining 50% of the Consideration Shares (the “ANDA Consideration Shares”) were to be delivered only if an ANDA of Fluticasone Propionate Nasal Spray of Novalere Manufacturing Partners (the “Target Product”) was approved by the FDA (the “ANDA Approval”). A portion of the Closing Consideration Shares and, if ANDA Approval was obtained prior to the 18 month anniversary of the Closing Date, a portion of the ANDA Consideration Shares, would have been held in escrow for a period of 18 months from the Closing Date to be applied towards any indemnification claims by us pursuant to the Merger Agreement.

In addition, the Novalere Stockholders are entitled to receive, if and when earned, earn-out payments (the “Earn-Out Payments”). For every $5 million in Net Revenue (as defined in the Merger Agreement) realized from the sales of Fluticare™, the Novalere Stockholders will be entitled to receive, on a pro rata basis, $500,000, subject to cumulative maximum Earn-Out Payments of $2.5 million.

The closing price of our common stock on the Closing Date was $0.20 per share. We issued 12,947,657 Closing Consideration Shares of our common stock at the Closing Date, the fair market value, (‘FMV”) of the Closing Consideration Shares was $2,071,625 as of the Closing Date.

The fair value of the contingent consideration is based on preliminary cash flow projections and other assumptions for the ANDA Consideration shares and the Earn-Out Payments and future changes in the estimate of such contingent consideration will be recognized as a charge to other expense.

Issuance of the 12,947,655 ANDA Consideration Shares was subject to milestones, achievement of which was uncertain at the time of acquisition. The FMV of the ANDA Consideration Shares was established to account for the uncertainty in the future value of the shares. The value of the shares as derived using the options pricing model was then weighted based on the probability of achieving the milestones to determine the FMV of the ANDA Consideration Shares and estimated potential share prices at such dates. Due to certain restrictions on the shares of common stock to be issued, we applied a 20% discount for lack of marketability to the FMV of the ANDA Consideration Shares.  Based on the aforementioned calculation the fair market value of the ANDA Consideration shares was determined to be $1,657,300.

The total fair market value of the considerations issued and to be issued for the transaction are as follows:

	Shares	FMV
Closing Consideration Shares	12,947,657	$2,071,625
ANDA Consideration Shares	12,947,655	1,657,300
Total	25,895,312	$3,728,925

Based on the assumptions, the fair market value of the Earn-Out Payments was determined to be $1,205,000. The preliminary fair values of the future earn out payments was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The total purchase price is summarized as follows:

Cash consideration	$43,124
Fair value of common stock issued at closing	2,071,625
Fair value of ANDA consideration shares	1,657,300
Fair value of future earn out payments	1,205,000
Total	$4,977,049

The fair values of acquired assets and liabilities are based on cash flow projections and other assumptions. The fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill.

The fair values of assets acquired and liabilities assumed at the transaction date are summarized below:

Cash	$43,124
Prepaid expense	25,907
Total tangible assets	69,031

Product rights and related manufacturing agreement	4,681,000
Trademarks	150,000
Total identifiable intangible assets	4,831,000
Goodwill	120,143
Total acquired assets	5,020,174

Other current liabilities	(43,125)
Total assumed liabilities	(43,125)

Acquired assets net of assumed liabilities	$4,977,049

We recorded $759,428 of goodwill related to the acquisition of Novalere as an income tax benefit and also recorded an impairment of $759,428 against this benefit during the year ended December 31, 2015.

The carrying value of current assets and liabilities in Novalere’s financial statements are considered to be a proxy for the fair value of those assets and liabilities. Novalere is a pre-commercial organization specializing in selling and marketing nasal steroid products; most of the value in Novalere is applicable to the product rights and related manufacturing agreement. Novalere holds a non-exclusive, worldwide, royalty-free license to market, promote, sell, offer for sale, import and distribute the product. This business relationship is contractual in nature and meets the separability criterion and as a result is considered an identifiable intangible asset recognized separately from goodwill. The value of the business relationship is included in goodwill under U.S. GAAP. Goodwill is calculated as the difference between the fair value of the consideration transferred and the values assigned to the identifiable tangible assets acquired and liabilities assumed. The acquired goodwill presented in the above table reflects the estimated goodwill from the preliminary purchase price allocation. The cash acquired was used to pay amounts due to shareholders and thus was received by us.

The establishment of the fair value of the consideration for a Merger, and the allocation to identifiable tangible and intangible assets and liabilities, requires the extensive use of accounting estimates and management judgment. The fair values assigned to the assets acquired and liabilities assumed were based on estimates and assumptions. During the year ended December 31, 2016, there was an increase in the estimated fair value of the ANDA consideration shares of $1,346,556 due to the amended agreement entered into with Novalere Holdings (see below) which is included in change in fair value of contingent consideration in the accompanying consolidated statement of operations. There was no change to the estimated fair value of the future earn-out payments of $1,248,125 during the year ended December 31, 2016 and there was no change to the estimate fair value of the contingent consideration during the year ended December 31, 2015.

On November 12, 2016, we entered into an Amendment and Supplement to a Registration Rights and Stock Restriction Agreement (the "Agreement") with Novalere Holdings pursuant to which we agreed to issue 12,808,796 shares of our common stock (the “Novalere Shares”) that were issuable pursuant to agreement upon the approval of Fluticare™ by the FDA. Management agreed to issue the Novalere Shares due to its confidence that FlutiCare™ would be approved by the FDA in the near future and the obligation of us to issue and register for resale the Novalere Shares and all other shares of our common stock held by Novalere Holdings. In connection with the issuance of the Novalere Shares, Novalere Holdings also agreed to certain restrictions, and to an extension in the date to register the Novalere Shares and all other shares of our common stock held by Novalere Holdings until the second quarter of 2017. In the event a registration statement to register the Novalere Shares is not filed by February 1, 2017, and does not become effective by May 15, 2017, the Company will be required to issue additional shares of common stock as a penalty to Novalere Holdings equal to 10% of the total shares to be registered of 25,617,592. We filed a Registration Statement on Form S-1 on February 1, 2017 to register the 25,617,592 shares of common stock issued to Novalere Holdings. Management believed that the issuance of the Novalere Shares at that time was in our and our stockholders best interest as it results in a restriction on the resale of all shares of our common stock held by Novalere Holdings, including the Novalere Shares, until after we have achieved certain milestones. As a result of the issuance of the Novalere Shares, the fair value of Novalere Shares on the date of issuance of $2,971,641 was reclassified from liabilities to equity. The remaining 138,859 ANDA consideration shares not issuable yet will be issued upon FDA approval of Fluticare™ and the estimated fair value of such remaining shares of $32,215 is included in contingent consideration in the accompanying consolidated balance sheet at December 31, 2016.

Supplemental Pro Forma Information for Acquisition of Novalere (unaudited)

The following unaudited supplemental pro forma information for the year ended December 31, 2015, assumes the acquisition of Novalere had occurred as of January 1, 2015, giving effect to purchase accounting adjustments such as amortization of intangible assets. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had Novalere been operated as part of the Company since January 1, 2015.

	Year Ended December 31, 2015
	As Reported	Pro Forma (unaudited)
Net revenue	$735,717	$735,717
Net loss	$(4,202,628)	$(4,578,521)
Net loss per share of common stock – basic and diluted	$(0.08)	$(0.09)
Weighted average number of shares outstanding – basic and diluted	52,517,530	53,794,559

Purchase of Semprae Laboratories, Inc. in 2013

On December 24, 2013 (the “Semprae Closing Date”), we, through Merger Sub, obtained 100% of the outstanding shares of Semprae in exchange for the issuance of 3,201,776 shares of our common stock, which shares represented fifteen percent (15%) of our total issued and outstanding shares as of the close of business on the Closing Date, whereupon Merger Sub was renamed Semprae Laboratories, Inc. Also, we agreed to pay $343,500 to the New Jersey Economic Development Authority (“NJEDA”) as settlement-in full for an outstanding loan of approximately $640,000 owed by the former stockholder’s of Semprae, in full satisfaction of the obligation to the NJEDA. In addition, we agreed to pay the former shareholders an annual royalty (“Royalty”) equal to 5% of the net sales from Zestra® and Zestra Glide® and any second generation products derived primarily therefrom (“Target Products”) up until the time that a generic version of such Target Product is introduced worldwide by a third party.

The fair market value of our common stock issued on the Closing Date was $0.30 per share, which resulted in a fair market value of $960,530 for the common stock issued to the shareholders of Semprae. The fair value of the shares of common stock issued were determined by quoted market prices that are considered to be Level 1 inputs under the fair value measurements and disclosure guidance. A portion of the shares issued were held in escrow pending reconciliation of assets received and liabilities assumed at the acquisition date and were released on September 10, 2015.  386,075 shares of common stock were canceled based on the terms of the agreement, reducing the total number of shares issued to 2,815,701.  We recorded income on the cancellation of shares of $115,822, which is included in the change in fair value of contingent consideration in the accompanying consolidated statement of operations for the year ended December 31, 2015.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the consolidated statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $308,273 at the date of acquisition. The fair value of the Royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of approximately 22% commensurate with our cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance. During 2016 and 2015, $22,103 and $0, respectively, was paid under this arrangement.  The fair value of the expected royalties to be paid was increased by $103,301 and $0 during the years ended December 31, 2016 and 2015, respectively, which is included in the change in fair value of contingent consideration in the accompanying consolidated statements of operations. The fair value of the contingent consideration was $405,577 and $324,379 at December 31, 2016 and 2015, based on the new estimated fair value of the consideration, net of the amounts to be returned to us as discussed above.